Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
November 30, 1997



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.8318%



        Excess Protection Level
          3 Month Average   4.97%
            November, 1997   4.87%
            October, 1997   5.30%
            September, 1997   4.76%


        Cash Yield                                  17.42%


        Investor Charge Offs                         5.01%


        Base Rate                                    7.54%


        Over 35 Day Delinquency                      4.98%


        Seller's Interest                           11.93%


        Total Payment Rate                          12.41%


        Total Principal Balance                     $31,670,462,473.51


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,779,127,955.02